UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/9/2007

LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-26357

Delaware	13-3904355
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

625 Second Street

San Francisco, CA. 94107

(Address of principal executive offices, including zip code)

415-348-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 5, 2007, LookSmart, Ltd. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), with CNET Networks, Inc (“CNET”), pursuant to which CNET purchased substantially all of the assets, which included certain fixed assets and intangible assets of the Company’s FindArticles.com consumer property in an all cash transaction valued at approximately $20.5 million in cash (“the Asset Sale”).

The Purchase Agreement contains customary representations and warranties, as well as covenants by each of the parties thereto, and indemnification provisions whereby each party agrees to indemnify the other for breaches of representations, warranties and covenants and certain other matters. The Asset Sale was completed on November 9, 2007.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which was filed with the Company’s current report on Form 8-K on November 7, 2007 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(b)	Pro forma financial information

The following unaudited pro forma condensed consolidated financial statements and notes thereto are filed herewith as Exhibit 99.1 and are incorporated herein by this reference:

1.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2007

2.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006

3.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007

4.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

This unaudited pro forma financial information should be read in conjunction with the Company’s 2006 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 16, 2007 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2007 filed with the Securities and Exchange Commission on November 9, 2007.

(d)	Exhibit No.	Description

	2.1	Asset Purchase Agreement between LookSmart, Ltd. and CNET Networks, Inc. dated as of November 5, 2007 (Filed with the SEC on the Company’s Current Report on Form 8-K on November 7, 2007).

	99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2007, and for the year ended December 31, 2006 and the nine months ended September 30, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LookSmart, Ltd.

Date: November 16, 2007	By:	/s/ Edward West
Edward West Interim Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

2.1	Asset Purchase Agreement between LookSmart, Ltd. and CNET Networks, Inc. dated as of November 5, 2007 (Filed with the SEC on the Company’s Current Report on Form 8-K on November 7, 2007).

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2007, and for the year ended December 31, 2006 and the nine months ended September 30, 2007.